WELLS FARGO BUSINESS CREDIT, INC.
245 S. Los Robles Avenue
Suite 600
Pasadena, CA  91101
626 685-9900
626 844-9063 Fax






January 26, 2001



Carmine T. Oliva
c/o Microtel International, Inc.
9485 Haven Avenue, Suite 100
Rancho Cucamonga, California 91730


Dear Mr. Oliva:

This letter shall confirm that your Guarantee dated August 16, 2000 (the "guarantee") respecting the obligations of XIT Corporation and CXR Telcom Corporation to us ("Wells Fargo Business Credit, Inc.") is terminated pursuant to Section 2(C) of the guarantee.


Very truly yours,



/S/ Vincent Maddela
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Vincent Maddela
Assistant Vice President
WELLS FARGO BUSINESS CREDIT, INC.